EXHIBIT 99.2
Campbell Soup Company
Unaudited Pro Forma Condensed Consolidated Financial Statements
The unaudited pro forma condensed consolidated financial statements present financial information to give effect to the sale of the Godiva Chocolatier business to be accounted for in accordance with Statement of Financial Accounting Standard No. 144, Accounting for the Impairment or Disposal of Long-lived Assets. The unaudited pro forma condensed consolidated statements of earnings present the consolidated results of continuing operations of the company, assuming the sale occurred as of August 2, 2004. The impact of the anticipated use of net proceeds to repurchase shares is included in the unaudited pro forma condensed consolidated statements of earnings for the six months ended January 27, 2008 and the year ended July 29, 2007. The unaudited pro forma condensed consolidated balance sheet as of January 27, 2008 presents the consolidated financial position of the company, assuming the sale occurred on that date. Beginning with the second quarter ended January 27, 2008, the company reported the results of the Godiva Chocolatier business as discontinued operations. As of January 27, 2008, the assets and liabilities of the business were classified as assets and liabilities of discontinued operations held for sale. The unaudited financial information is subject to the assumptions and adjustments in the notes accompanying the unaudited pro forma condensed consolidated financial statements.
The unaudited pro forma condensed consolidated financial statements include specific assumptions and adjustments related to the sale of the businesses. The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. However, actual adjustments may differ materially from the information presented. The unaudited pro forma condensed consolidated financial statements, including notes thereto, should be read in conjunction with the historical financial statements of the company included in its Annual Report on Form 10-K for the year ended July 29, 2007 and the unaudited financial statements filed in its Quarterly Report on Form 10-Q for the three and six months ended January 27, 2008.
The unaudited pro forma condensed consolidated financial information presented is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have occurred had the sale been completed as of the dates presented nor is it intended to be indicative of future results of operations or financial position.

CAMPBELL SOUP COMPANY CONSOLIDATED
Pro Forma Consolidated Statement of Earnings
(unaudited)
(millions, except per share amounts)

	Six Months Ended January 27, 2008
	Continuing
	Operations	Pro Forma	Pro Forma
	As Reported (A)	Adjustments (B)	Adjusted

Net sales	$4,403		$4,403

Costs and expenses
Cost of products sold	2,622		2,622
Marketing and selling expenses	615		615
Administrative expenses	282		282
Research and development expenses	52		52
Other expenses	4		4

Total costs and expenses	3,575		3,575

Earnings before interest and taxes	828		828
Interest, net	84		84

Earnings before taxes	744		744
Taxes on earnings	216		216

Earnings from continuing operations	$528		$528

Per share — basic

Earnings from continuing operations	$1.40		$1.47

Weighted average shares outstanding — basic	378	(18)	360

Per share — assuming dilution

Earnings from continuing operations	$1.36		$1.43

Weighted average shares outstanding — assuming dilution	387	(18)	369

See Notes to Pro Forma Consolidated Financial Statements.

CAMPBELL SOUP COMPANY CONSOLIDATED
Pro Forma Consolidated Statement of Earnings
(unaudited)
(millions, except per share amounts)

	Year Ended July 29, 2007
		Less	Adjusted
		Discontinued	Continuing	Pro Forma	Pro Forma
	As Reported	Operations (C)	Operations	Adjustments (B)	Adjusted

Net sales	$7,867	$(482)	$7,385		$7,385

Costs and expenses
Cost of products sold	4,571	(187)	4,384		4,384
Marketing and selling expenses	1,322	(216)	1,106		1,106
Administrative expenses	604	(33)	571		571
Research and development expenses	112	(1)	111		111
Other expenses / (income)	(35)	5	(30)		(30)

Total costs and expenses	6,574	(432)	6,142		6,142

Earnings before interest and taxes	1,293	(50)	1,243		1,243
Interest expense	163	—	163		163
Interest income	19	—	19		19

Earnings before taxes	1,149	(50)	1,099		1,099
Taxes on earnings	326	(19)	307		307

Earnings from continuing operations	$823	$(31)	$792		$792

Per share — basic

Earnings from continuing operations	$2.13	$(.08)	$2.05		$2.15

Weighted average shares outstanding — basic	386		386	(18)	368

Per share — assuming dilution

Earnings from continuing operations	$2.08	$(.08)	$2.00		$2.10

Weighted average shares outstanding — assuming dilution	396		396	(18)	378

See Notes to Pro Forma Consolidated Financial Statements.

CAMPBELL SOUP COMPANY CONSOLIDATED
Pro Forma Consolidated Statement of Earnings
(unaudited)
(millions, except per share amounts)

	Year Ended July 30, 2006
		Less	Adjusted
		Discontinued	Continuing
	As Reported	Operations (C)	Operations

Net sales	$7,343	$(449)	$6,894

Costs and expenses
Cost of products sold	4,273	(173)	4,100
Marketing and selling expenses	1,227	(194)	1,033
Administrative expenses	583	(31)	552
Research and development expenses	104	(1)	103
Other expenses / (income)	5	4	9

Total costs and expenses	6,192	(395)	5,797

Earnings before interest and taxes	1,151	(54)	1,097
Interest expense	165	—	165
Interest income	15	—	15

Earnings before taxes	1,001	(54)	947
Taxes on earnings	246	(19)	227

Earnings from continuing operations	$755	$(35)	$720

Per share — basic

Earnings from continuing operations	$1.86	$(.09)	$1.77

Weighted average shares outstanding — basic	407		407

Per share — assuming dilution

Earnings from continuing operations	$1.82	$(.08)	$1.74

Weighted average shares outstanding — assuming dilution	414		414

See Notes to Pro Forma Consolidated Financial Statements.

CAMPBELL SOUP COMPANY CONSOLIDATED
Pro Forma Consolidated Statement of Earnings
(unaudited)
(millions, except per share amounts)

	Year Ended July 31, 2005
		Less	Adjusted
		Discontinued	Continuing
	As Reported	Operations (C)	Operations

Net sales	$7,072	$(420)	$6,652

Costs and expenses
Cost of products sold	4,179	(156)	4,023
Marketing and selling expenses	1,153	(189)	964
Administrative expenses	520	(27)	493
Research and development expenses	93	(1)	92
Other expenses / (income)	(5)	3	(2)

Total costs and expenses	5,940	(370)	5,570

Earnings before interest and taxes	1,132	(50)	1,082
Interest expense	184	—	184
Interest income	4	—	4

Earnings before taxes	952	(50)	902
Taxes on earnings	308	(20)	288

Earnings from continuing operations	$644	$(30)	$614

Per share — basic

Earnings from continuing operations	$1.57	$(.07)	$1.50

Weighted average shares outstanding — basic	409		409

Per share — assuming dilution

Earnings from continuing operations	$1.56	$(.07)	$1.49

Weighted average shares outstanding — assuming dilution	413		413

See Notes to Pro Forma Consolidated Financial Statements.

CAMPBELL SOUP COMPANY CONSOLIDATED
Pro Forma Consolidated Balance Sheet
January 27, 2008
(unaudited)
(millions, except per share amounts)

		Pro Forma			Pro Forma
	As Reported	Adjustments			Adjusted

Current assets
Cash and cash equivalents	$95	$232	(D	)	$327
Accounts receivable	813	—			813
Inventories	735	—			735
Other current assets	112	—			112
Current assets of discontinued operations held for sale	123	(123)	(E	)	—

Total current assets	1,878	109			1,987

Plant assets, net of depreciation	1,930	—			1,930
Goodwill	1,933	—			1,933
Other intangible assets, net of amortization	633	—			633
Other assets	384	—			384
Non-current assets of discontinued operations held for sale	118	(118)	(E	)	—

Total assets	$6,876	$(9)			$6,867

Current liabilities
Notes payable	$976	$—			$976
Payable to suppliers and others	619	—			619
Accrued liabilities	606	—			606
Dividend payable	84	—			84
Accrued income taxes	4	224	(F	)	228
Current liabilities of discontinued operations held for sale	71	(71)	(E	)	—

Total current liabilities	2,360	153			2,513

Long-term debt	1,780	—			1,780
Other liabilities, including deferred income taxes of $380	1,129	—			1,129
Non-current liabilities of discontinued operations held for sale	12	(12)	(E	)	—

Total liabilities	5,281	141			5,422

Shareowners’ equity
Preferred stock; authorized 40 shares; none issued	—	—			—
Capital stock, $.0375 par value; authorized 560 shares; issued 542 shares	20	—			20
Additional paid-in capital	337	—			337
Earnings retained in the business	7,451	462	(G	)	7,913
Capital stock in treasury, at cost	(6,172)	(600)	(D	)	(6,772)
Accumulated other comprehensive loss	(41)	(12)	(E	)	(53)

Total shareowners’ equity	1,595	(150)			1,445

Total liabilities and shareowners’ equity	$6,876	$(9)			$6,867

See Notes to Pro Forma Consolidated Financial Statements.

Campbell Soup Company
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements
The unaudited pro forma condensed consolidated financial statements give effect to the sale of the Godiva Chocolatier business to be accounted for as a discontinued operation. The unaudited pro forma condensed consolidated statements of earnings are presented as if the sale occurred as of August 2, 2004. The anticipated nonrecurring after-tax gain on the sale is not reflected in the pro forma condensed consolidated statements of earnings. The impact of the anticipated use of net proceeds to repurchase shares is included in the unaudited pro forma condensed consolidated statements of earnings for the six months ended January 27, 2008 and the year ended July 29, 2007. The unaudited pro forma condensed balance sheet is presented as if the sale occurred on January 27, 2008 and is based on the historical balance sheet as of that date. The nonrecurring after-tax gain is reflected in the pro forma balance sheet.
A.	In the second quarter report filed on Form 10-Q, the results of the Godiva Chocolatier business were reported as discontinued operations and therefore were excluded from continuing operations.

B.	The company expects to use approximately $600 million of the net proceeds from the sale to repurchase shares. The Pro Forma adjustments represent the impact of utilizing $600 million of net proceeds to repurchase shares at $32.58 per share, the closing stock price as of March 12, 2008. Therefore, 18 million shares are assumed to be repurchased and eliminated from shares outstanding in the earnings per share calculation for the six months ended January 27, 2008 and the year ended July 29, 2007. The actual number of shares repurchased and actual price paid could differ from these amounts.

C.	The Discontinued Operations columns in the unaudited pro forma information represent the historical financial results of the company’s Godiva Chocolatier business.

D.	The Pro Forma adjustments represent anticipated proceeds from the sale of $850 million, less $18 million of transaction costs and expenses associated with selling the business, less the $600 million of net proceeds expected to be used to repurchase shares reflected as an adjustment to treasury stock. The remaining net proceeds will be used to pay income taxes associated with the sale (approximately $224 million) and for general corporate purposes.

E.	The Pro Forma adjustments represent the elimination of the assets and liabilities of the discontinued operations classified as assets and liabilities held for sale.

F.	The Pro Forma adjustment represents the taxes payable of $224 million associated with the gain on the sale.

G.	The estimated after-tax gain of approximately $462 million is reflected as an adjustment to retained earnings. The after-tax gain includes the tax impact described in note (F). This estimate is based on the historical information as of January 27, 2008. Actual adjustments may differ from the information presented.